SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section240.14a-12

                             ISI STRATEGY FUND, INC.
                (Name of Registrant as Specified In Its Charter)
                   ___________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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
                             ISI Strategy Fund, Inc.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

                                  May 22, 2002

Dear Shareholder:

      The Board of Directors of ISI Strategy Fund, Inc. (the "Fund") is pleased to invite you to a Special Meeting of Shareholders to be held at 2:30 p.m. (Eastern time) on June 26, 2002, at the offices of the Fund's advisor, International Strategy & Investment, Inc., 535 Madison Avenue, New York, New York.

      The purpose of the Special Meeting is to ask Fund shareholders to provide approval for a proposed sub-advisory agreement that will reflect a change of the Fund's sub-advisor. The change of the Fund's sub-advisor is not expected to have any effect on the management of the Fund. The Fund's current portfolio manager will still manage the fund's assets, and the Fund will have the same investment objective, strategies, risks and fees. The key terms of the proposed sub-advisory agreement are identical to the terms of the Fund's current sub-advisory agreement.

      Enclosed is further information relating to this proposal, including a proxy statement and proxy card. The proxy statement discusses the proposal in detail.

      The Board believes that this proposal is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

      What you need to do:

      1.    Please read all enclosed materials.

      2. Vote by completing the enclosed proxy card and return it in the pre-paid envelope provided; or

      3. If it is more convenient, you may vote via the Internet or by using a touch-tone telephone. Please refer to your proxy card for the Internet address or toll-free telephone number; or

      4. Vote by attending the shareholder meeting (see details in the enclosed proxy statement).

Thank you for voting on this important matter.

                                    Sincerely,

                                    /s/ R. Alan Medaugh
                                    ------------------------
                                    R. Alan Medaugh
                                    President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JUNE 26, 2002


To the Shareholders of ISI Strategy Fund, Inc.:

NOTICE IS HEREBY GIVEN of a special meeting of the shareholders ("the Meeting") of ISI Strategy Fund, Inc. (the "Fund"). The Meeting will be held on June 26, 2002, at 2:30 p.m. (Eastern time) at the offices of the Fund's advisor, International Strategy & Investment Inc., at 535 Madison Avenue, New York, New York. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting:

Proposal:     To consider and act upon the proposal to approve a new
              Investment Sub-Advisory Agreement among the Fund, its investment advisor, International Strategy & Investment Inc.
              ("ISI") and Los Angeles Capital Management and Equity Research,
              Inc. ("LA Capital").

Only shareholders of the Fund at the close of business on May 1, 2002 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

Whether or not you expect to be present at the meeting, please vote now.

You may complete and return the enclosed proxy card. A postage paid envelope is enclosed for your convenience.

You may also vote easily and quickly through the Internet or by telephone. To do so, please follow the instructions included on your enclosed proxy card.

Your proxy is revocable at any time prior to the meeting.

No matter how many shares you own, your vote is important and will ensure that a quorum will be present at the meeting.

                                    Thank You.

                                    /s/ Bruce A. Rosenblum
                                    -----------------------------
                                    Bruce A. Rosenblum
                                    Secretary


Dated:      May 22, 2002

                             ISI STRATEGY FUND, INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

                              _____________________

                                 PROXY STATEMENT
                              _____________________


                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                  JUNE 26, 2002
                                    2:30 P.M.


      This Proxy Statement is furnished by the Board of Directors of ISI Strategy Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Fund to be held on June 26, 2002, at 2:30 p.m. (Eastern time), or at any adjournment thereof (the "Meeting"), at the offices of the Fund's advisor, International Strategy and Investment, Inc., at 535 Madison Avenue, New York, New York. It is expected that the Notice of the Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about May 24, 2002.

                                     SUMMARY

      At the Meeting, shareholders will be asked to approve one proposal. The proposal asks shareholders of the Fund to consider and act upon the proposal to approve a new Investment Sub-Advisory Agreement among the Fund, International Strategy & Investment, Inc. ("ISI") and Los Angeles Capital Management and Equity Research, Inc. ("LA Capital").

      If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or the Internet, allowing sufficient time for the Proxy to be received and processed on or before 2:30 p.m. Eastern time on June 26, 2002. If your Proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on your signed Proxy with respect to the Proposal, the Proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

      The close of business on May 1, 2002, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 2,498,908 shares outstanding. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

      The expenses of the Meeting will be borne by ISI, and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or face-to-face meetings by employees and officers of the Fund and ISI.

      Upon request, the Fund will furnish to shareholders, without charge, a copy of the Fund's Annual Report for its fiscal year ended May 31, 2001 and the Semi-annual Report for the period ended November 30, 2001. These reports of the Fund may be obtained by written request to the Fund, 535 Madison Avenue, New York, New York 10022, or by calling 1-800-955-7175.

      The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.

Proposal:     To consider and act upon the proposal to approve a new
              investment sub-advisory agreement among the Fund, International
              Strategy & Investment, Inc. ("ISI") and Los Angeles Capital
              Management and Equity Research, Inc. ("LA Capital").

      The asset management division of Wilshire Associates Incorporated ("Wilshire"), the Fund's previous sub-advisor, has spun off into a separate, independent company, LA Capital. LA Capital began operations on March 29, 2002. This change in sub-advisory services is considered to be an assignment and termination of the sub-advisory agreement that Wilshire had with ISI and the Fund; however, it is expected to have no impact on the sub-advisory services provided to the Fund. LA Capital is currently acting as the Fund's sub-advisor under an interim sub-advisory agreement (see Exhibit B - Addendum to Investment Sub-Advisory Agreement) pending shareholder approval of a proposed sub-advisory agreement among the Fund, ISI and LA Capital (the "Proposed Sub-Advisory Agreement"). The Board of Directors of the Fund has unanimously approved, and is recommending that shareholders approve, the Proposed Sub-Advisory Agreement.

The change in sub-advisory services from Wilshire to LA Capital is not expected to impact the nature or quality of the sub-advisory services provided by LA Capital to ISI or the Fund.

                              BOARD CONSIDERATIONS

      At a meeting held on March 27, 2002, the Board, including the Independent Directors, approved the Proposed Sub-Advisory Agreement and recommended it for approval by the shareholders of the Fund.

      The Board took into account and carefully considered several factors when they approved the Proposed Sub-Advisory Agreement, which included (i) the nature and quality of services expected to be provided by LA Capital to the Fund; (ii) the fact that LA Capital will employ the same management personnel of the asset management division of Wilshire, and that these persons will continue to render the same sub-advisory services to the Fund; (iii) LA Capital's compensation for and profitability from providing such services; (iv) the indirect costs and benefits of providing the advisory services; (v) comparative information on fees and expenses of similar mutual funds; and (vi) the nature and extent of benefits that the sub-advisor will receive from the brokerage and research services it may receive from broker-dealers which execute portfolio transactions for the Fund. In these regards, the Board concluded that the change from Wilshire to LA Capital was not expected to have any adverse material impact on the nature and quality of services to be provided by LA Capital.

      The Board also was advised that ISI and LA Capital have agreed that they, and their affiliates, will use their best efforts to meet the safe harbor offered by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a change in control of an investment advisor occurs, the investment advisor or any of its affiliates may receive an amount or benefit in connection therewith as long as two conditions are satisfied: (1) no "unfair burden" is imposed on the Fund as a result of the change in sub-advisor and (2) for a three-year period following the transaction, the Fund maintains a Board at least 75%
of whose members are not "interested persons" of the predecessor or successor investment advisor (the "75% Standard").

      ISI and LA Capital have agreed that they will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the change in sub-advisor. The term "unfair burden" is defined in Section 15(f) of the 1940 Act to include any arrangement during the two-year period after the change in investment advisor whereby the investment advisor, or any interested person of any such investment advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). ISI and LA Capital are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the change in sub-advisor.

      As to the 75% Standard, the Fund has determined that to meet the 75% Standard, it would have to reconstitute its Board and add four members who are not "interested persons." This would create an unnecessarily large and unwieldy Board and would increase the Fund's director expenses, which would not be in the Fund's best interests. The Fund therefore plans to file an application with the Securities and Exchange Commission (the "SEC") requesting relief from the 75% Standard to the extent the composition of its Board does not meet the 75% Standard. If the SEC grants the relief requested, the Fund will not have to comply with the 75% Standard, but will still fall within the safe harbor of
Section 15(f). There is no assurance that the SEC will grant such relief.

      Upon the Board's approval of the Proposed Sub-Advisory Agreement, LA Capital began providing investment sub-advisory services to the Fund on March 29, 2002. During the interim period between March 29, 2002 and the date the Fund's shareholders approve the Proposed Sub-Advisory Agreement, the Fund intends to rely on Rule 15a-4 under the 1940 Act. Rule 15a-4 permits LA Capital to provide sub-advisory services to the Fund for up to 150 days pursuant to an interim contract that meets the requirements of Rule 15a-4. Specifically, the interim contract must, and does provide that the Board or a majority of the Fund's shareholders may terminate the interim contract upon 10 days' written notice, and that the sub-advisor's fees will be held in escrow until the Proposed Sub-Advisory Agreement is approved by Fund shareholders.

                       THE PROPOSED SUB-ADVISORY AGREEMENT

      Other than the dates of execution, effectiveness and initial term, the Proposed Sub-Advisory Agreement is identical to the sub-advisory agreement among the Fund, ISI and Wilshire. The terms of the Proposed Sub-Advisory Agreement are summarized below and are qualified by reference to Exhibit A.

      Services Provided. The Proposed Sub-Advisory Agreement provides that LA Capital, in return for its fee, will (a) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (b) formulate and implement continuing programs for the purchases and sales of the securities and regularly report thereon to the Fund's Board of Directors; (c) take, on behalf of the Fund, all actions pertaining to investment management services which appear to the Fund necessary to effect such purchase and sale programs, including placing orders; and (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, with respect to securities included, or considered desirable for inclusion, in the Fund's portfolio.

      The Proposed Sub-Advisory Agreement provides that LA Capital will furnish at its expense, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs. LA Capital will maintain at its expense, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays all of its other expenses.

      The services of LA Capital to the Fund are not to be deemed totally exclusive. LA Capital is free to render investment advisory or other services to others, so long as its services under the Proposed Sub-Advisory Agreement are not impaired thereby. Partners of LA Capital may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of LA Capital, and partners of LA Capital are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

      Fees. LA Capital receives a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable quarterly, at the annual rate of 0.16% of the Fund's average daily net assets.

      Term of the Agreement. Following the expiration of its initial two-year term, the Proposed Sub-Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Independent Directors who are not parties to the agreement or "interested parties" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

      The Proposed Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board, by a vote of a majority of the Fund's outstanding voting securities or by LA Capital, upon 60 days' waivable written notice to the other parties. The agreement automatically terminates in the event of its assignment as defined in the 1940 Act.

      Standard of Care. The Proposed Sub-Advisory Agreement obligates LA Capital to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but LA Capital is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of LA Capital or its officers, partners or employees or reckless disregard by LA Capital of its duties under the agreement.

                     ADDITIONAL INFORMATION ABOUT LA CAPITAL

      LA Capital is a registered investment advisor with assets under management as of March 6, 2002, of approximately $2.6 billion across twenty-two equity portfolios. The address of LA Capital is 1150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025.

      The following information is provided for each principal executive officer of LA Capital.

                                         Principal Occupation with LA
Name                                     Capital
----                                     ----------------------------

Thomas D. Stevens                        Chief Executive Officer and
                                         President

                                         Principal Occupation with LA
Name                                     Capital
----                                     ----------------------------

Hal W. Reynolds                          Chief Investment Officer

David R. Berger                          Director of Research

Stuart K. Matsuda                        Director of Trading

           SHAREHOLDER APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

      Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In the event that shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the Proposed Sub-Advisory Agreement.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

      To the knowledge of Fund management, as of the Record Date, each of the following persons was a beneficial owner of 5% or more of the outstanding shares of the Fund.

                                           Amount of         Percent of Total
                                           Beneficial             Shares
Name and Address                           Ownership            Outstanding
----------------                           -----------       ----------------
Edward S. Hyman, Jr. (Chairman and         237,203.89              9.49%
Director)
c/o ISI Funds
535 Madison Avenue, 30th Floor
New York, New York 10022

Robert Alan Medaugh (President of           76,186.68              3.05%
the Fund)
10 West 66th Street, Apartment 30C
New York, New York 10023-6213

Robert Alan Medaugh (President of           35,540.24              1.42%
the Fund)
10 West 66th Street, Apartment 30C
New York, New York 10023-6213

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the

1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

      Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, such as the approval of investment policy changes, a proposed investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

      A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials.

      Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund at least 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors.

REQUIRED VOTE

      Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

      Abstentions will not be counted for or against the Proposal but will be counted for purposes of determining whether a quorum is present. Abstentions also will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal. The Fund believes that brokers who hold shares as record holders for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

                                  OTHER MATTERS

      No business other than the proposal described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

      Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone as explained in the instructions included on your proxy card.

                                    By Order of the Directors,

                                    /s/ Bruce A. Rosenblum
                                    -----------------------------

                                    Bruce A. Rosenblum
                                    SECRETARY


Dated:      May 22, 2002

      1. Vote by completing the enclosed proxy card and return it in the pre-paid envelope provided; or

      2. If it is more convenient, you may vote via the Internet or by using a touch-tone telephone. Please refer to your proxy card for the Internet address or toll-free telephone number ; or

      3. Vote by attending the shareholder meeting (see details in the enclosed proxy statement).

                                    EXHIBIT A

                             ISI STRATEGY FUND, INC.

                        INVESTMENT SUB-ADVISORY AGREEMENT


            THIS AGREEMENT is made as of the 29th day of March, 2002 by and among ISI STRATEGY FUND, INC., a Maryland corporation (the "Fund"), INTERNATIONAL STRATEGY & INVESTMENT INC., a Delaware corporation (the "Advisor"), and LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC., a California corporation (the "Sub-Advisor").

            WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

            WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

            NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

            1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

            2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

            (a) The Fund's Articles of Incorporation, filed with the Secretary of State of the State of Maryland on June 12, 1997 and all amendments thereto (such Articles of Incorporation, as presently in effect as they shall from time to time be amended are herein called the "Articles of Incorporation");

            (b) The Fund's Bylaws and all amendments thereto (such Bylaws, as presently in effect as they shall from time to time be amended, are herein called the "Bylaws");

            (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

            (d)   The Fund's Notification of Registration Filed Pursuant to
      Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on July 11, 1997;

            (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 333-31127) and under the 1940 Act (File No. 811-08291) as filed with the SEC on July 11, 1997 relating to the shares of the Fund, and all amendments thereto; and

            (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments are supplements thereto are herein called "Prospectus").

            The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

            3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

                  (a) have full discretion to determine which issuers and securities shall be represented in that portion of the Fund's portfolio allocated to the Sub-Advisor by the Advisor and regularly report thereon to the Fund's Board of Directors;

                  (b) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

                  (c) take, on behalf of the Fund, all actions pertaining to investment management services which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

                  (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

            4.    Broker-Dealer Relationships.   In circumstances where the
Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of its brokerage commission rates, the Sub-Advisor in effecting securities transactions will seek to obtain the best price and execution on an overall basis. In performing its function, the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. Portfolio securities may be purchased or sold by the Fund in principal transactions. The Sub-Advisor may also purchase securities from underwriters which include a commission paid by the issuer to the underwriter. The purchase price paid to dealers serving as market makers may include a spread between the bid and ask prices. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

            Subject to policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provided brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities to the Fund.

            5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

            6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

                  (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                  (c)   the provisions of the Articles of Incorporation;

                  (d)   the provisions of the Bylaws; and

                  (e) any other applicable provisions of Federal and State law.

            7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

                  (a) The Sub-Advisor shall furnish, at its expense and without cost to the Fund, the services of any officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                  (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

                  (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commission chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund;

      all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

            8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor compensation equal to .16% of the Fund's average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid quarterly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above.

            9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

            10. Use of Name. The Fund shall have the right to use the name "Los Angeles Capital Management" in the name of a class or series of the Fund as mutually agreed for so long as this Agreement remains in force and effect. However, that term shall remain the property of the Sub-Advisor or its affiliates as the case may be and the Fund may use that term after the termination of this Agreement only with the specific written permission of the Sub-Advisor (or an appropriate affiliate).

            11. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 13 hereof, for two years from the date hereof.

            12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                  (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

            13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty
(60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

            14. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

            15. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

            16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor for this purpose shall be 11150 Santa Monica Blvd., Suite 200, Los Angeles, California, 90025 and the address of the Advisor and the Fund for this purpose shall be 535 Madison Avenue, 30th Floor, New York, New York 10023.

            17. Questions and Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


Attest:                       ISI STRATEGY FUND, INC.


/s/ Bruce A. Rosenblum        By: /s/ R. Alan Medaugh
-----------------------       ------------------------------
Bruce A. Rosenblum            R. Alan Medaugh
                              Title: President




Attest:                       INTERNATIONAL STRATEGY & INVESTMENT INC.


/s/ Bruce A. Rosenblum        By: /s/ R. Alan Medaugh
-----------------------       ------------------------------
Bruce A. Rosenblum            R. Alan Medaugh
                              Title: President




Attest:                       LOS ANGELES CAPITAL MANAGEMENT AND EQUITY
                              RESEARCH,INC.


/s/ Bruce A. Rosenblum        By: /s/ Thomas D. Stevens
-----------------------       ------------------------------
Bruce A. Rosenblum            Thomas D. Stevens
                              Title: Chief Executive Officer and President

                                    EXHIBIT B


                             ISI STRATEGY FUND, INC.


                  ADDENDUM TO INVESTMENT SUB-ADVISORY AGREEMENT


                        THIS addendum, made as of the 29th day of March, 2002
            by and among ISI STRATEGY FUND, INC., a Maryland corporation (the "Fund"), INTERNATIONAL STRATEGY & INVESTMENT INC., a Delaware corporation (the "Advisor"), and LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC., a California corporation (the "Sub-Advisor"), revises the Investment Sub-Advisory Agreement between ISI STRATEGY FUND, INC., INTERNATIONAL STRATEGY & INVESTMENT INC., and LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC., dated March 29, 2002 (the "Investment Sub-Advisory Agreement").

WHEREAS, the parties wish to amend the Investment Sub-Advisory Agreement; and

      NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

      Section 8. Compensation. is removed in its entirety and the following shall be inserted in lieu thereof.

            8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor compensation equal to .16% of the Fund's average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals will be paid quarterly into an interest bearing account with the Fund's custodian or a bank, and held in escrow for the benefit of the Sub-Advisor until the Investment Sub-Advisory Agreement is approved by Fund shareholders.

            Upon approval of the Investment Sub-Advisory Agreement by Fund shareholders, the Sub-Advisor shall be entitled to all amounts held in escrow, including interest earned, and this Addendum shall then become null and void.

            In the event the Fund's shareholders do not approve the Investment Sub-Advisory Agreement within 150 days of the date of this Addendum, the Sub-Advisor shall be entitled to the lesser of the amount held in escrow (including interest earned) or the Sub-Advisor's costs incurred in performing the Investment Sub-Advisory Agreement, plus interest on amounts held in escrow.

            If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set fort above.

      Section 13. Termination. is removed in its entirety and the attached shall be inserted in lieu thereof.

            13. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on ten (10) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

Attest:                       ISI STRATEGY FUND, INC.


/s/ Bruce A. Rosenblum        By: /s/ R. Alan Medaugh
-----------------------       ------------------------------
Bruce A. Rosenblum            R. Alan Medaugh
                              Title: President




Attest:                       INTERNATIONAL STRATEGY & INVESTMENT INC.


/s/ Bruce A. Rosenblum        By: /s/ R. Alan Medaugh
-----------------------       ------------------------------
Bruce A. Rosenblum            R. Alan Medaugh
                              Title: President




Attest:                       LOS ANGELES CAPITAL MANAGEMENT AND EQUITY
                              RESEARCH,INC.


/s/ Bruce A. Rosenblum        By: /s/ Thomas D. Stevens
-----------------------       ------------------------------
Bruce A. Rosenblum            Thomas D. Stevens
                              Title: Chief Executive Officer and President

                             ISI STRATEGY FUND, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 26, 2002

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                             ISI STRATEGY FUND, INC.

      This proxy is for your use in voting on matters relating to ISI Strategy Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward J. Veilleux and R. Alan Medaugh and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on June 26, 2002 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth below.

      This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposal set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

                           RETURN THIS PORTION ONLY

      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL:     To consider and act upon the proposal to approve a new
              Investment Sub-Advisory Agreement among the Fund, its investment advisor, International Strategy & Investment Inc.
              ("ISI") and Los Angeles Capital Management and Equity Research,
              Inc. ("LA Capital").

      Vote On Proposal  For |_|     Against |_|     Abstain |_|

      Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign.

      UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

      NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

----------------------------------------     -----------------------------------


----------------------------------------     -----------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date     Signature (Joint Owners)


                                      P-2